PRESS RELEASE

Clorox Signs Second 12-year Renewable Energy Agreement, Continuing Its Commitment to 100% Renewable
Electricity for Its U.S. and Canada Operations

OAKLAND, Calif., April 28, 2022 -- The Clorox Company (NYSE: CLX) announced today that it signed a 12-year, 47-megawatt virtual power purchase agreement (VPPA) with Enel Green Power North America to purchase renewable electricity beginning in 2023. This deal supports its commitment to 100% renewable electricity for its U.S. and Canada operations, one of Clorox’s environmental, social and governance goals to address climate change. When it goes into effect, this deal is expected to support about half of the renewable electricity needed to cover its U.S. and Canada operations.

Clorox first achieved 100% renewable electricity for its U.S. and Canada operations in January 2021 – four years earlier than originally planned – when its first VPPA with Enel Green Power North America went into effect, covering about half its electricity needs at the time. To achieve and maintain this goal, Clorox has been purchasing renewable energy credits (RECs) on the open market to cover the balance of its electricity needs. Based on the company’s current and expected electricity demands in the U.S. and Canada, this second agreement is intended to replace the need to purchase RECs from the open market when it goes into effect. By entering into a second VPPA, Clorox is demonstrating its long-term commitment to match the electricity needed to power its operations with 100% renewable energy and helping to expand renewable energy infrastructure in the U.S.

“We know taking action on the climate crisis is necessary to ensure the well-being of our stakeholders, our planet and our long-term success as a company. As we live up to our purpose to champion people to be well and thrive every single day, contributing to a clean world is a must, “ said Michael Ott, Clorox’s head of sustainability. “We also know change needs to happen urgently and at scale. That’s why we are committing to large, multi-year renewable energy projects to help drive the transition to a more sustainable energy system.”

The 47 MW VPPA is a 12-year commitment to purchase renewable energy generated and delivered to the electricity grid from Enel Green Power’s 25 Mile Creek wind farm in Oklahoma. The 250MW project is currently under construction and is expected to create over 350 local jobs during construction, in addition to around 10 permanent full-time positions. The wind farm is expected to come on-line at the end of 2022, with Clorox’s agreement coming into effect on January 1, 2023. At that time, Clorox will purchase nearly 20% of the power generated by this facility.

By matching 100% of its U.S. and Canada electricity needs with renewable sources, Clorox is reducing nearly 160 thousand metric tons of CO2 emissions each year, based on its 2020 electricity consumption. This is equivalent to the annual impact that 189,000 acres of U.S. forest can provide in removing CO2 from the atmosphere, or the carbon impact of the electricity needed to power 31,000 U.S. homes annually.1

Clorox's renewable electricity goal supports progress toward its 2030 science-based targets to reduce greenhouse gas emissions and 2050 commitment to net zero emissions. The company’s ESG commitments are embedded in its corporate strategy called IGNITE and are focused where the company believes it can have the greatest impact: Healthy Lives, Clean World and Thriving Communities. More information about Clorox's IGNITE ESG goals and commitments can be found here.

Schneider Electric advised Clorox on this virtual power purchase agreement and supported the company in its project selection, analysis, negotiations and deal execution.

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[1]

Emissions equivalencies calculated using The U.S. EPA Greenhouse Gas Equivalencies Calculator as of March 2022, which is based on national averages and can be found at https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator

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The Clorox Company
The Clorox Company (NYSE: CLX) is a leading multinational manufacturer and marketer of consumer and professional products with about 9,000 employees worldwide and fiscal year 2021 sales of $7.3 billion. Clorox markets some of the most trusted and recognized consumer brand names, including its namesake bleach and cleaning products; Pine-Sol® cleaners; Liquid-Plumr® clog removers; Poett® home care products; Fresh Step® cat litter; Glad® bags and wraps; Kingsford® grilling products; Hidden Valley® dressings and sauces; Brita® water-filtration products; Burt's Bees® natural personal care products; and RenewLife®, Rainbow Light®, Natural Vitality CALM™, and NeoCell® vitamins, minerals and supplements. The company also markets industry-leading products and technologies for professional customers, including those sold under the CloroxPro™ and Clorox Healthcare® brand names. More than 80% of the company's sales are generated from brands that hold the No. 1 or No. 2 market share positions in their categories.

Clorox is a signatory of the United Nations Global Compact and the Ellen MacArthur Foundation's New Plastics Economy Global Commitment. The company has been broadly recognized for its corporate responsibility efforts, included on the Barron's 2020 100 Most Sustainable Companies list, 2021 Bloomberg Gender-Equality Index, the Human Rights Campaign's 2021 Corporate Equality Index and the 2021 Parity.org Best Places for Women to Advance list, among others. In support of its communities, The Clorox Company and its foundations contributed about $20 million in combined cash grants, product donations and cause marketing in fiscal year 2021. For more information, visit TheCloroxCompany.com and follow the company on Twitter at @CloroxCo.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among others, statements related to the expected or potential impact of the novel coronavirus (COVID-19) pandemic, and the related responses of governments, consumers, customers, suppliers, employees and the company, on our business, operations, employees, financial condition and results of operations, and any such forward-looking statements, whether concerning the COVID-19 pandemic or otherwise, involve risks, assumptions and uncertainties. Except for historical information, statements about future volumes, sales, organic sales growth, foreign currencies, costs, cost savings, margins, earnings, earnings per share, diluted earnings per share, foreign currency exchange rates, tax rates, cash flows, plans, objectives, expectations, growth or profitability are forward-looking statements based on management’s estimates, beliefs, assumptions and projections. Words such as “could,” “may,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021, as updated from time to time in the company’s Securities and Exchange Commission filings. These factors include, but are not limited to: intense competition in the company’s markets; the impact of the changing retail environment, including the growth of alternative retail channels and business models, and changing consumer preferences; the impact of COVID-19 on the availability of, and efficiency of the supply, manufacturing and distribution systems for, the company’s products, including any significant disruption to such systems; on the demand for the company’s products; and on worldwide, regional and local adverse economic conditions, including increased risk of inflation; volatility and increases in the costs of raw materials, energy, transportation, labor and other necessary supplies or services; risks related to supply chain issues and product shortages as a result of increased supply chain dependencies due to an expanded supplier network and a reliance on certain single-source suppliers; risks relating to the significant increase in demand for disinfecting and other products due to the COVID-19 pandemic continuing; dependence on key customers and risks related to customer consolidation and ordering patterns; risks related to the company’s use of and reliance on information technology systems, including potential security breaches, cyber-attacks, privacy breaches or data breaches that result in the unauthorized disclosure of consumer, customer, employee or company information, or service interruptions, especially at a time when a large number of the company’s employees are working remotely and accessing its technology infrastructure remotely; the ability of the company to drive sales growth, increase prices and market share, grow its product categories and manage favorable product and geographic mix; risks relating to acquisitions, new ventures and divestitures, and associated costs, including for asset impairment charges related to, among others, intangible assets, including trademarks and goodwill, in particular the impairment charges relating to the carrying value of the company’s Vitamins, Minerals and Supplements business; and the ability to complete announced transactions and, if completed, integration costs and potential contingent liabilities related to those transactions; the company’s ability to maintain its business reputation and the reputation of its brands and products; lower revenue, increased costs or reputational harm resulting from government actions and compliance with regulations, or any material costs imposed by changes in regulation; the ability of the company to successfully manage global political, legal, tax and regulatory risks, including changes in regulatory or administrative activity; the operations of the company and its suppliers being subject to disruption by events beyond the company’s control, including work stoppages, cyber-attacks, weather events or natural disasters, political instability or uncertainty, disease outbreaks or pandemics, such as COVID-19, and terrorism; risks related to international operations and international trade, including foreign currency fluctuations, such as devaluations, and foreign currency exchange rate controls; changes in governmental policies, including trade, travel or immigration restrictions, new or additional tariffs, and price or other controls; labor claims and civil unrest; inflationary pressures, particularly in Argentina; impact of the United Kingdom’s exit from the European Union; potential negative impact and liabilities from the use, storage and transportation of chlorine in certain international markets where chlorine is used in the production of bleach; widespread health emergencies, such as COVID-19; and the possibility of nationalization, expropriation of assets or other government action; the ability of the company to innovate and to develop and introduce commercially successful products, or expand into adjacent categories and countries; the impact of product liability claims, labor claims and other legal, governmental or tax proceedings, including in foreign jurisdictions and in connection with any product recalls; the ability of the company to implement and generate cost savings and efficiencies, and successfully implement its business strategies; the accuracy of the company’s estimates and assumptions on which its financial projections, including any sales or earnings guidance or outlook it may provide from time to time, are based; risks related to additional increases in the estimated fair value of The Procter & Gamble Company’s interest in the Glad business; the performance of strategic alliances and other business relationships; the company’s ability to attract and retain key personnel; the impact of Environmental, Social, and Governance issues, including those related to climate change and sustainability on our sales, operating costs or reputation; environmental matters, including costs associated with the remediation and monitoring of past contamination, and possible increases in costs resulting from actions by relevant regulators, and the handling and/or transportation of hazardous substances; the company’s ability to effectively utilize, assert and defend its intellectual property rights, and any infringement or claimed infringement by the company of third-party intellectual property rights; the effect of the company’s indebtedness and credit rating on its business operations and financial results and the company’s ability to access capital markets and other funding sources; the company’s ability to pay and declare dividends or repurchase its stock in the future; the impacts of potential stockholder activism; and risks related to any litigation associated with the exclusive forum provision in the company’s bylaws.

The company’s forward-looking statements in this press release are based on management’s current views, beliefs, assumptions and expectations regarding future events and speak only as of the date of this press release. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

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Media Relations
Sarah Martinez, sarah.martinez@clorox.com
Andrea Rudert, andrea.rudert@clorox.com